EXHIBIT 10.28
                                                           3


FOURTH AMENDMENT, dated as of February 25, 1997 (this
"Amendment"), to:

          (a) the Term Loan Agreement, dated as of July 17, 1995, as amended (the "Existing Term Loan Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Term Loan Agreement") among SPECIALTY FOODS CORPORATION, a Delaware corporation (the "Term Loan Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Term Loan Lenders"), and THE CHASE MANHATTAN BANK (formerly, Chemical Bank), a New York banking corporation, as administrative agent for the Term Loan Lenders (the "Administrative Agent"); and

          (b) the Revolving Credit Agreement dated as of August 16, 1993 and amended and restated as of July 17, 1995, as amended (the "Existing Revolving Credit Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Revolving Credit Agreement"), among each of the subsidiaries of SPECIALTY FOODS CORPORATION signatory thereto (collectively, the "Revolving Credit Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Revolving Credit Lenders") and the Administrative Agent.


                    W I T N E S S E T H :


          WHEREAS, the Term Loan Borrower, the
Administrative Agent and the Term Loan Lenders wish to amend certain terms of the Existing Term Loan Agreement in the manner provided for herein; and

          WHEREAS, the Revolving Credit Borrowers, the
Administrative Agent and the Revolving Credit Lenders wish to amend certain terms of the Existing Revolving Credit
Agreement in the manner provided for herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


                 I.   SECTION   Definitions.

1. Defined Terms. Unless otherwise defined in this Amendment, terms which are defined in the Existing Term Loan Agreement and Existing Revolving Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Existing Term Loan Agreement.

      II.  SECTION   Amendment of Certain Terms in Existing Term
                       Loan Agreement.

(a)              Amendments to Subsection 1.1.   The
definition of the term "Applicable Margin" contained in subsection 1.1 of the Existing Term Loan Agreement is hereby amended to read in its entirety as follows:

               "`Applicable Margin':  for each Type of Term
     Loan, (a) until the Fourth Amendment Effective Date, the rate per annum set forth under the relevant column heading below:

               ABR Loans           Eurodollar Loans
                 1-3/4%                 2-3/4%

     and (b) from and including the Fourth Amendment
     Effective Date, the rate per annum set forth under the relevant column heading below:

               ABR Loans           Eurodollar Loans
                   2%                     3%
(b) For purposes of determining compliance with the provisions of subsections 6.1(a), (b) and (c) of the Existing Term Loan Agreement as amended hereby for the respective dates and periods referred to in Sections II(2), II(3) and II(4) of this Fourth Amendment, the definitions of each of the following terms is hereby amended as follows:

           (i) the definition of "Consolidated EBITDA" is amended by deleting the "provided, however," clause therein in its entirety;

          (ii)  the definition of "Consolidated Fixed
     Charges" is amended by deleting the parenthetical clause in clause (c) thereof in its entirety;

          (iii)  the definition of "Consolidated Interest
     Expense" is amended by deleting the "provided, however," clause in the first sentence thereof and the last sentence thereof in their respective entireties;
     and

             (iv)  the definition of "Consolidated Total
     Indebtedness" is amended by deleting the "provided, however," clause therein in its entirety.

(c)              Subsection 1.1 of the Existing Term Loan
Agreement is hereby amended by adding thereto the following definitions, each in its proper alphabetical order:

               "`Fourth Amendment': the Fourth Amendment, dated as of February 25, 1997, to this Agreement and the Revolving Credit Agreement."

               "`Fourth Amendment Effective Date':  as
     defined in the Fourth Amendment."

2. Amendment of Subsection 6.1(a) (Consolidated Total Indebtedness to Consolidated EBITDA). The Administrative Agent and the Term Loan Lenders hereby agree with the Term Loan Borrower to amend the entries under the column entitled "Ratio" in subsection 6.1(a) of the Existing Term Loan Agreement corresponding to the last Fiscal Quarter in Fiscal Year 1996 and the Fiscal Quarters in Fiscal Year 1997 to be as follows:

                       Test Period
     Fiscal Year         (by Fiscal Quarter)           Ratio

       1996              4th                      9.85
       1997              1st                      9.75
                         2nd                      9.40
                         3rd                      9.05
                         4th                      7.75

3.               Amendment of Subsection 6.1(b) (Interest
Coverage).  The Administrative Agent and the Term Loan
Lenders hereby agree with the Term Loan Borrower to amend the entries under the column entitled "Ratio" in subsection
6.1(b) of the Existing Term Loan Agreement corresponding to the last Fiscal Quarter in Fiscal Year 1996 and the Fiscal
Quarters in Fiscal Year 1997 to be as follows:

                             Test Period
     Fiscal Year         (by Fiscal Quarter)      Ratio
         1996              4th                    0.80
         1997              1st                      0.85
                           2nd                      0.90
                           3rd                      1.00
                           4th                      1.15

4. Amendment of Subsection 6.1(c) (Fixed Charge Coverage). The Administrative Agent and the Term Loan Lenders hereby agree with the Term Loan Borrower to amend the entries under the column entitled "Fixed Charge Coverage Ratio" in subsection 6.1(c) of the Existing Term Loan Agreement corresponding to the last Fiscal Quarter in Fiscal Year 1996 and the Fiscal Quarters in Fiscal Year 1997 to be as follows:

                         Test Period
     Fiscal Year      (by Fiscal Quarter)               Ratio
          1996                4th                        0.50
          1997                1st                        0.50
                              2nd                        0.50
                              3rd                        0.55
                              4th                        0.65

     SECTION III  Consent under Existing Revolving Credit Agreement.
       In accordance with subsection 9.1 of the Existing Term Loan Agreement and subsection 9.1 of the Existing Revolving Credit Agreement, each of the Revolving Credit Borrowers and the Lenders parties to this Amendment consents and agrees to the amendment of terms of the Term Loan Agreement pursuant to this Amendment, and each of the Revolving Credit Borrowers agrees to comply with the provisions of Section 6 of the Revolving Credit Agreement, with the references therein to the Term Loan Agreement being deemed to be references to the Term Loan Agreement as amended hereby.

    SECTION IV  Amendment to Third Amendment.
 The Administrative Agent and the Required Lenders hereby agree with the Term Loan Borrower and the Revolving Credit Borrowers to amend
Section IV(b) of the Third Amendment to be as follows:   (b)  Except with the
consent of the Required Lenders, the Term Loan Borrower shall not use Asset Sale Proceeds under subsection 6.6(e) of the Existing Term Loan Agreement received after the Third Amendment Effective Date to consummate one or more Acquisitions or to make Capital Expenditures or investments in other long-term assets of the Operating Subsidiaries as provided for in subsection 6.6(e) of the Existing
Term Loan Agreement that are not permitted under the first sentence of subsection 6.8 of the Existing Term Loan Agreement, provided that, if and to the extent that the aggregate Asset Sale Proceeds received after the Third Amendment Effective Date are within one of the categories specified below, the portion of such aggregate Asset Sale Proceeds set forth in Column I opposite such category may be used for Capital Expenditures permitted only by reason of the last sentence of subsection 6.8 of the Existing Term Loan Agreement ("Incremental Capital Expenditures"), and the portion of such aggregate Asset Sale Proceeds set forth in Column II opposite such category may be used for acquisitions ("Acquisition Expenditures"); provided, however, that in no event shall the aggregate amount of the Incremental Capital Expenditures and Acquisition Expenditures exceed the
Maximum Incremental Capital Expenditures (such permitted
Incremental Capital Expenditures and Acquisitions, the "Permitted Third Amendment Purposes"):

                                          Column I            ColumnII

Category of aggregate Asset Sale
Proceeds received after the               Incremental Capital    Acquisition
Third Amendment Effective Date            Expenditures           Sublimit
----------------------------------------------------------------------------
More than $110,000,000                     Maximum                $35,000,000
                                           Incremental Capital
                                           Expenditures
Less than or Equal to $110,000,000         Maximum               Lesser of
                                           Incremental Capital   $35,000,000 and
                                           Expenditures          the Maximum
                                                                 Incremental
                                                                 Capital
                                                                 Expenditures
     Where:    "Maximum Incremental Capital Expenditures" at
any time means (x) $110,000,000 (or, if at such time the aggregate Asset Sale Proceeds received after the Third
Amendment Effective Date is less than $110,000,000, the amount of such aggregate Asset Sale Proceeds) minus (y)
$53,052,000, which is the aggregate amount of Capital
Expenditures permitted for the 1997 fiscal year of the Term
Loan Borrower under subsection 6.8 of the Existing Term Loan
Agreement without giving effect to the last sentence thereof.

    SECTION V  Other Agreements.
In order to induce the Lenders to enter into this Fourth Amendment, the Term Loan Borrower hereby agrees that: (a) Except with the consent of the Required Lenders, within three Business Days
after the date of the receipt of Asset Sale Proceeds from
any asset sale under and as permitted by subsection 6.6(e)
of the Existing Term Loan Agreement occurring after the
Third Amendment Effective Date the Asset Sale Proceeds from
which, together with the Asset Sale Proceeds for all other
such asset sales after the Third Amendment Effective Date,
exceed $110,000,000, the Term Loan Borrower shall prepay the
Term Loans as provided in subsection 2.6 of the Existing
Term Loan Agreement and then cause the Revolving Credit
Borrowers to prepay the Revolving Credit Loans and reduce
the Revolving Credit Commitments as provided in subsection
2.10 of the Existing Revolving Credit Agreement with such
excess Asset Sale Proceeds.   (b)  In the event that the
aggregate Asset Sale Proceeds from asset sales under and as
permitted by subsection 6.6(e) of the Existing Term Loan
Agreement occurring after the Third Amendment Effective Date that are not in excess of $110,000,000 are not used to
consummate one or more Acquisitions or make Capital
Expenditures (including Incremental Capital Expenditures)
within one year from the receipt thereof as contemplated by
said subsection 6.6(e), such Asset Sale Proceeds shall be
used to prepay the Term Loans as provided in subsection 2.6
of the Existing Term Loan Agreement and then to prepay the
Revolving Credit Loans and reduce the Revolving Credit
Commitments as provided in the Existing Revolving Credit
Agreement.     (c)  Failure by the Term Loan Borrower to
comply with any of the provisions of this Section V shall constitute an Event of Default under the Existing Term Loan
Agreement and the Revolving Credit Agreement.

SECTION VI  Miscellaneous Provisions

1. Consent to Amendment.
Each Lender executing and delivering this Amendment hereby consents to the agreements and amendments provided for herein.

2. Conditions Precedent. (a) This Amendment shall, become effective on and as of the date first written above (the "Fourth Amendment Effective Date"), provided that each of the conditions precedent set forth below shall have been waived by or fulfilled to the satisfaction of the Administrative Agent on or prior to such date:

 (i)Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Term Loan Borrower, the Revolving Credit Borrowers and the Administrative Agent, and consented to by the Required Lenders under the Term Loan Agreement and the Revolving Credit Agreement.

 (ii)  Amendment Documents.  The
Administrative Agent shall have received each of the following (together with this Amendement, the "Amendment
Documents"):

a. Consents to Security Documents and Guarantees. A Consent, with a counterpart for each Lender, inform and substance reasonably satisfactory to the Administrative Agent, from each party to any Security Document acknowledging and consenting to the execution, delivery and performance of this amendment and the transactions contemplated hereby, in each case, executed and delivered by a duly authorized Officer of such party: and

b. Collateral Investment Agreement.  The Collateral Investment
Agreement, in form and substance satisfactory to the Administrative Agent duly executed and delivered by the Term
Loan Borrower.

C. Equity Investment Agreement.  An agreement
(the "Equity Investment Agreement") among Acadia Partners, L.P., Haas Wheat Advisory Partners Incorporated and
Keystone, Inc. (collectively, the "Signing Shareholders"),
the Parent and the Term Loan Borrower pursuant to the terms
of which the Signing Shareholders shall agree to contribute
to the equity of the Parent, which shall in turn contribute
to the equity of the Term Loan Borrower, an amount equal to $19,500,000, which may be satisfied by the contribution to the Parent by shareholders of the Parent, including the Signing Shareholders, of insurance receivables in such amount generated in connection with the Lena Fire and purchased by the Signing Shareholders, which Equity
Investment Agreement shall in form and substance be satisfactory to the Administrative Agent and be duly
executed and delivered by the parties thereto.    (iii)
Corporate Proceedings of the Term Loan Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of
the Term Loan Borrower authorizing or confirming the execution, delivery and performance of the Amendment
Documents to which it is a party certified by the Secretary
or an Assistant Secretary of the Term Loan Borrower as of
the Fourth Amendment Effective Date and each such
certificate shall state that the resolutions thereby
certified have not been amended, modified, revoked or
rescinded as of the date of such certificate.     (iv)  No
Default or Event of Default. On and as of the Fourth Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing except to the extent and only to
the extent waived herein.     (v)  Representations and
Warranties. The representations and warranties made by the Term Loan Borrower in the Term Loan Agreement after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and except to the extent and only to the extent waived herein; provided that all references to the Term Loan Agreement in such representations and warranties shall be and are deemed to
mean this Amendment as well as the Term Loan Agreement as
amended hereby.     (vi)  Certificate.  The Administrative
Agent shall have received a Certificate of a Responsible Officer of the Term Loan Borrower certifying the matters
referred to in paragraphs (v) and (vi) above.     (vii)
Amendment Fee. The Administrative Agent shall have received from the Term Loan Borrower, for the account of each of the Term Loan Lenders and Revolving Credit Lenders executing and delivering this Amendment on or prior to the Fourth
Amendment Effective Date, an amount, in immediately
available funds, equal to (i) 0.125% of the principal amount of the Term Loan of such Lender outstanding as of the date hereof plus (ii) 0.125% of the amount of the Revolving
Credit Commitment of such Lender in effect as of the date
hereof.   (viii)  Other.   The Administrative Agent shall have
received copies of opinions, certificates, or agreements as shall reasonably be requested by the Administrative Agent or the Required Lenders.

3.          Continuing Effect; No Other
Amendments. Except as expressly amended hereby, all of the terms and provisions of the Term Loan Agreement and the Revolving Credit Agreement are and shall remain in full force and effect.

4.         Expenses.  The Term Loan Borrower
and the Revolving Credit Borrowers agree to reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to such Administrative Agent.

5.       Counterparts.  This
Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

6.       GOVERNING LAW.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.*       *       *
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
SPECIALTY FOODS CORPORATION,as Term Loan Borrower
BY: /s/ Peter L. Sereda   Name:  Peter L. Sereda   Title: Vice
President & TreasurerBELSEA HOLDINGS INC.,as Revolving
Credit Borrower
BY: /s/ Peter L. Sereda   Name:  Peter L.
Sereda   Title: Vice President & TreasurerH & M FOOD SYSTEMS
COMPANY, INC.,as Revolving Credit Borrower
BY: /s/ Peter L.
Sereda   Name:  Peter L. Sereda   Title: Vice President &
TreasurerMETZ HOLDINGS, INC., as RevolvingCredit Borrower
BY: /s/ Peter L. Sereda   Name:  Peter L. Sereda   Title: Vice
President & TreasurerMOTHER'S CAKE AND COOKIE CO.,as
Revolving Credit Borrower
BY: /s/ Peter L. Sereda   Name:Peter L. Sereda   Title: Vice President &
Treasurer SFFB HOLDINGS, INC.,as Revolving Credit Borrower
BY: /s/ Peter L. Sereda   Name:  Peter L. Sereda   Title: Vice President &
TreasurerSTELLA HOLDINGS, INC., formerly known as Stella
Foods, Inc., as RevolvingCredit Borrower
BY: /s/ Peter L. Sereda   Name:  Peter L. Sereda   Title: Vice President &
TreasurerTBP HOLDINGS, INC., asRevolving Credit Borrower
BY: /s/ Peter L. Sereda   Name:  Peter L. Sereda   Title: Vice
President & TreasurerTHE CHASE MANHATTAN BANK (formerly,
Chemical Bank), as Administrative Agent and as a Lender
BY: /s/ Marcus Gustafson    Name:  Marcus Gustafson    Title:
Vice PresidentCONSENTED TO:ABN AMRO Bank N.V.By: ABN AMRO
North America, Inc., as agent
BY:/s/ Diego Puiggari     Name: Diego Puiggari    Title:  Vice President
BY:  /s/ Laurie Tuzo     Name:Laurie Tuzo Title: Group Vice PresidentBANK OF
AMERICA ILLINOIS
BY: Name:    Title: THE BANK OF NEW YORK
BY: /s/ Mark T. Familo    Name: Mark T. Familo    Title: Assistant Vice
PresidentBANQUE FRANCAISE DU COMMERCE  EXTERIEUR
BY: /s/ Mark A. Harrington    Name: Mark A. Harrington    Title:
Vice President
BY: Name:    Title:BANQUE PARIBAS
BY: Name:    Title:
BY: Name:    Title:PARIBAS CAPITAL FUNDING LLC
BY: Name:    Title:
BY: Name:    Title:CAISSE NATIONALE DE CREDIT AGRICOLE
BY: Name:    Title: CERES FINANCE LTDBy: Chancellor Senior
Secured Management, Inc. as Financial Manager
BY: Name:    Title:COMPAGNIE FINANCIERE DE CIC ET DE  L'UNION
EUROPEENNE
BY: Name:    Title:
BY: Name:    Title:FIRST INTERSTATE BANK OF TEXAS, N.A.
BY: Name:    Title:THE FIRST NATIONAL BANK OF BOSTON
BY: Name:    Title: MERRILL LYNCH PRIME RATE PORTFOLIO
By: Merrill Lynch Asset Management, L.P.,       as Investment
Advisor
BY: Name:    Title: MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
BY: Name:    Title:NATIONSBANK OF TEXAS N.A.
BY: Name:    Title:COOPERATIVE CENTRALE RAIFFISEN -
BOERENLEENBANK B.A., "RABOBANK  NEDERLAND", NEW YORK
BRANCH
BY: Name:    Title:
BY: Name:    Title: SENIOR HIGH INCOME PORTFOLIO, INC.
BY: Name:    Title: SOCIETE GENERALE, SOUTHWEST  AGENCY
BY: Name:    Title: STRATA FUNDING LTD.By: Chancellor Senior
Secured Management, Inc. as Financial Manager
BY: Name:    Title: WELLS FARGO BANK, N.A.
BY: Name:    Title:SENIOR DEBT PORTFOLIO
By:Boston Management and Research  as Investment Advisor
BY: Name:    Title:DLJ CAPITAL FUNDING, INC.
BY: Name:    Title:
ACKNOWLEDGMENT AND CONSENT        ACKNOWLEDGMENT AND
CONSENT, dated as of February 25, 1997, to Fourth
Amendment, dated as of February 25, 1997 (the "Amendment")
to:  (a) the Term Loan Agreement, dated as of July 17,
1995, (as may have been amended, supplemented, waived or
otherwise modified prior to the date hereof, the "Existing
Term Loan Agreement" and, as amended hereby and as from
time to time further amended, supplemented or otherwise
modified, the "Term Loan Agreement") among SPECIALTY FOODS
CORPORATION, a Delaware corporation (the "Term Loan
Borrower"), the several banks and other financial
institutions from time to time parties thereto (the "Term
Loan Lenders"), and THE CHASE MANHATTAN BANK (formerly,
Chemical Bank), a New York banking corporation, as
administrative agent (the "Administrative Agent"); and (b)
the Revolving Credit Agreement dated as of August 16, 1993
and amended and restated as of July 17, 1995 (as amended
and restated and as the same may have been further amended,
supplemented, waived or otherwise modified prior to the
date hereof, the "Existing Revolving Credit Agreement" and,
as amended hereby and as from time to time further amended,
supplemented or otherwise modified, the "Revolving Credit
Agreement"), among each of the subsidiaries of SPECIALTY
FOODS CORPORATION signatory thereto (collectively, the
"Revolving Credit Borrowers"), the several banks and other
financial institutions from time to time parties thereto
(collectively, the "Revolving Credit Lenders") and the
Administrative Agent.W I T N E S S E T H :       WHEREAS,
the Amendment provides that the Administrative Agent shall
have received, with a counterpart for each Term Loan
Lender, a Consent, in form and substance reasonably
satisfactory to the Administrative Agent, of each party to
any Security Document acknowledging and consenting to the
execution, delivery and performance of the Amendment and
the transactions contemplated thereby, in each case,
executed and delivered by a duly authorized officer of such
party;        NOW, THEREFORE, the undersigned hereby agree
as follows:        The undersigned hereby acknowledge and
consent to the execution, delivery and performance of the
Amendment and the transactions contemplated thereby.Terms
defined in the Existing Term Loan Agreement, the Existing
Revolving Credit Agreement and the Amendment shall have
their defined meanings when used herein.         IN WITNESS
WHEREOF, the undersigned have caused this Supplement to be
executed and delivered by a duly authorized officer on the
date first above written.
MBC Holdings, Inc. Metz Holdings, Inc.Metz Baking Company,
an Iowa corp.Metz Baking Company, a Delaware corp.TBP
Holdings, Inc.MCC-DSD Holdings, Inc.Mother's Cake & Cookie
Co.HMFS Holdings, Inc.H&M Food Systems Company, Inc.WFB
Holdings, Inc.Pacific Coast Baking Co., Inc.Belsea
Holdings, Inc.Gai's Seattle French Baking CompanyLangendorf
Baking Co. of Seattle, Inc.General Bagels CorporationOregon
French Baking CorporationSeattle English Muffin CompanySFFB
Holdings, Inc.San Francisco French Bread CompanyAndre-
Boudin Bakeries, Inc.Fisherman's Wharf Sourdough French
Bread    Bakeries, Inc.Boudin International, Inc.Laura Todd
of AmericaSteve's Drayage, Inc.San Francisco Sourdough
Bakeries, Inc.Larraburu BakeryParisian Bakeries, Inc.San
Francisco Baking CulturesSan Francisco Sourdough CompanySan
Francisco Bay Area Equipment and SupplyStella Holdings,
Inc.Stella Foods East, Inc.Stella Foods, Inc.Stella Cheese
Company, Inc.GWI Holdings, Inc.GWI, Inc.By:
Name:   Title:
Accepted as of the date firstabove written:SPECIALTY FOODS
CORPORATIONBy:
Name:   Title: